CUSIP No. 876033309	Exhibit 2.4

Form of Series D-1 Warrant to Purchase Common Stock (Incorporated herein by reference to Exhibit 4.4 to the Issuer’s Form 8-K filed with the Securities and Exchange Commission on March 10, 2015)